                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Amerada Hess Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            Amerada Hess Corporation
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

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     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
     (3) Filing party:

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     (4) Date filed:

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---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

                            AMERADA HESS CORPORATION
                          1185 AVENUE OF THE AMERICAS
                              NEW YORK, N.Y. 10036

                                                                  March 28, 1996

Dear Stockholder:

     The Annual Meeting of Stockholders will be held at the Hess Office Building, 1 Hess Plaza, Route 9, Woodbridge, New Jersey, on Wednesday, May 1, 1996, at 2:00 P.M., local time. The formal Notice of Annual Meeting and Proxy Statement, which are contained in the following pages, outline the action to be taken by the stockholders at the meeting.

     You are cordially invited to attend this meeting. The Hess Office Building may be reached, if you travel by car, from Exits 127 (northbound) and 130 (southbound) of the Garden State Parkway or Exit 11 of the New Jersey Turnpike or, if you travel by train, from the Metropark station in Iselin, New Jersey.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND. ACCORDINGLY, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR COOPERATION WILL BE APPRECIATED.

                                Sincerely yours,

           John B. Hess                                 W. S. H. Laidlaw
       Chairman of the Board                            President and
    and Chief Executive Officer                     Chief Operating Officer


                                 Leon Hess
                      Chairman of the Executive Committee

                            AMERADA HESS CORPORATION
                          1185 AVENUE OF THE AMERICAS
                              NEW YORK, N.Y. 10036

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      WEDNESDAY, MAY 1, 1996, AT 2:00 P.M.

To the Stockholders:

     The Annual Meeting of Stockholders of Amerada Hess Corporation will be held at the Hess Office Building, 1 Hess Plaza, Route 9, Woodbridge, New Jersey, on Wednesday, May 1, 1996, at 2:00 P.M., local time, for the following purposes:

       1. To elect six directors for the ensuing three-year term (pages 1 to 18 of Proxy Statement);

       2. To act upon the ratification of the selection by the Board of Directors of Ernst & Young LLP as independent auditors (page 19);

       3. To act upon a proposal to approve the adoption of the 1995 Long-Term Incentive Plan (pages 19 to 25); and

       4. To transact any other business which properly may be brought before the meeting.

     All stockholders are cordially invited to attend, although only stockholders of record at the close of business on March 18, 1996 will be entitled to vote at the meeting.

                      By order of the Board of Directors,

                                 Carl T. Tursi
                                   Secretary

New York, New York
March 28, 1996

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING FORM OF PROXY, SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED.

                            AMERADA HESS CORPORATION
                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of Amerada Hess Corporation (the "Corporation") for use at the Annual Meeting of Stockholders (the "Annual Meeting") on May 1, 1996, at 2:00 P.M., local time.

     The Corporation's principal executive office is located at 1185 Avenue of the Americas, New York, New York 10036. The approximate date on which this Proxy Statement is first being sent to stockholders is March 28, 1996.

     You may revoke the proxy at any time prior to its use by delivering a written notice to the Secretary of the Corporation, by executing a later-dated proxy in a form permitted under Delaware law, or by attending the Annual Meeting and voting in person. Proxies in the form enclosed, unless revoked prior to the closing of polls for each matter upon which the stockholders will be entitled to vote at the Annual Meeting, will be voted at the Annual Meeting in accordance with the specifications made by you thereon or, in the absence of such specifications, for the election of directors nominated herein, the proposal to ratify the selection of Ernst & Young LLP ("Ernst & Young") as independent auditors for the fiscal year ending December 31, 1996 and the proposal to approve the adoption of the 1995 Long-Term Incentive Plan discussed herein.

     Holders of record of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation at the close of business on March 18, 1996 will be entitled to vote at the Annual Meeting. Each share of Common Stock will be entitled to one vote. On March 18, 1996, there were 92,998,755 shares of Common Stock outstanding. There are no other voting securities of the Corporation outstanding. A majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum for the transaction of business.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, six directors are to be elected to serve for a term of three years and until their successors are elected and qualified. It is intended that proxies will be voted for the nominees set forth herein. Election of directors shall be had by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will not affect tabulation of the vote for directors. Although it is expected that all candidates will be able to serve, if one or more are unable to do so, the proxy holders will vote the proxies for the remaining nominees and for substitute nominees chosen by the Board of Directors unless it reduces the number of directors to be elected.

     The following table presents information as of February 1, 1996 on the nominees for election as directors of the Corporation and the directors continuing in their respective terms of office:

                             NOMINEES FOR DIRECTOR
                                    Class II
                      For Three-Year Term Expiring in 1999

                               PRINCIPAL OCCUPATION               DIRECTOR
         NAME                 AND BUSINESS EXPERIENCE      AGE      SINCE         OTHER DIRECTORSHIPS
-----------------------   --------------------------------------- ---------   ---------------------------
Bernard T. Deverin.....   Former Executive Vice President    70     1971      --
                            of the Corporation
Edith E. Holiday.......   Attorney; Former Assistant to      43     1993      Bessemer Trust Company,
                            the President of the United                       N.A.
                            States and Secretary of the                       Bessemer Trust Company
                            Cabinet;                                            of New Jersey
                            Former General Counsel,                           Beverly Enterprises, Inc.
                            United States Department of                       Hercules, Incorporated
                            the Treasury                                      H.J. Heinz Company
W. S. H. Laidlaw.......   President and Chief Operating     40      1994      Premier Oil plc
                            Officer
Roger B. Oresman.......   Consulting Partner,               75      1969      --
                            Milbank, Tweed,
                            Hadley & McCloy
                            (Attorneys)
Richard B. Sellars.....   Former Chairman of the Board      80      1980      --
                            and Chief Executive Officer,
                            Johnson & Johnson
Robert F. Wright.......   Former President and Chief        70      1981      --
                            Operating Officer of the
                            Corporation

               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

                                   Class III
                             Term Expiring in 1997

                               PRINCIPAL OCCUPATION               DIRECTOR
         NAME                 AND BUSINESS EXPERIENCE      AGE      SINCE         OTHER DIRECTORSHIPS
-----------------------   --------------------------------------- ---------   ---------------------------
Peter S. Hadley........   Former Senior Vice President,     67      1991      --
                            Metropolitan Life Insurance
                            Company
John B. Hess...........   Chairman of the Board and Chief   41      1978      --
                            Executive Officer
William A. Pogue.......   Former Chairman of the Board      68      1989      Bethlehem Steel
                            and Chief Executive Officer,                        Corporation
                            CBI Industries, Inc.                              Nalco Chemical Company
                            (Company operating in diver-
                            sified businesses, including
                            construction of metal plate
                            structures and other con-
                            tracting services, industrial
                            gases, and oil transport and
                            storage)
Michael W. Press.......   Executive Vice President;         48      1994      --
                            Former Senior Vice President,
                            BP Oil Company
John Y. Schreyer.......   Executive Vice President and      56      1990      --
                            Chief Financial Officer
William I. Spencer.....   Independent Consultant;           78      1982      --
                            Former President and Chief
                            Administrative Officer,
                            Citicorp and Citibank, N.A.

                                    Class I
                             Term Expiring in 1998

                               PRINCIPAL OCCUPATION               DIRECTOR
         NAME                 AND BUSINESS EXPERIENCE      AGE      SINCE         OTHER DIRECTORSHIPS
-----------------------   --------------------------------------- ---------   ---------------------------
Marco B. Bianchi.......   Senior Vice President             56      1988      --
Nicholas F. Brady......   Chairman, Darby Overseas          65      1994      Christiana Companies, Inc.
                            Investments, Ltd. (Investment                     H.J. Heinz Company
                            firm);                                            Director or trustee of 27
                            Former Secretary of the                             Templeton mutual funds
                            United States Department of
                            the Treasury;
                            Former Chairman of the Board,
                            Dillon, Read & Co. Inc.
                            (Investment banking firm)
J. Barclay Collins II..   Executive Vice President and      51      1986      Dime Bancorp, Inc.
                            General Counsel
Leon Hess..............     Chairman of the Executive       81      1968      --
                            Committee; Former Chairman of
                            the Board and Chief Executive
                            Officer of the Corporation
Thomas H. Kean.........   President, Drew University;       60      1990      ARAMARK Corporation
                            Former Governor of the                            Bell Atlantic Corporation
                            State of New Jersey                               Beneficial Corporation
                                                                              Fiduciary Trust Company
                                                                                International
                                                                              United HealthCare
                                                                                Corporation
H. W. McCollum.........   Chairman of the Finance           82      1969      --
                            Committee

     All of the nominees and directors named above have held substantially the positions or former positions indicated for the past five years, except as described below. On May 3, 1995, Mr. Leon Hess resigned as Chairman of the Board and Chief Executive Officer, Mr. John B. Hess, formerly Senior Executive Vice President of the Corporation, was elected Chairman of the Board and Chief Executive Officer, and Mr. Laidlaw, formerly an Executive Vice President of the Corporation and Managing Director of its wholly-owned British subsidiary, Amerada Hess Limited, was elected President and Chief Operating Officer of the Company. Mr. Brady served as Secretary of the United States Department of the Treasury from 1988 to 1993. Prior to his election as a Director and Executive Vice President of the Corporation in October 1994, Mr. Press was a Senior Vice President of BP Oil Company, a unit of The British Petroleum Company p.l.c. which is responsible for refining, marketing, supply and transportation of crude oil and petroleum products. From 1990 until 1993, Ms. Holiday served as an assistant to President Bush and prior thereto in several senior positions in the United States Department of the Treasury. Mr. Hadley retired as Senior Vice President of Metropolitan Life Insurance Company in May 1991 and was elected a director of the Corporation in June 1991.

     Leon Hess is John B. Hess' father. Leon Hess may be deemed to be a control person of the Corporation by virtue of his stock ownership. See "Ownership of Equity Securities by Management."

     The Audit Committee of the Board of Directors is composed of William I. Spencer, Chairman, Edith E. Holiday, Thomas H. Kean, William A. Pogue and Richard B. Sellars. The Audit Committee met three times with respect to 1995 business, twice in 1995 and once in 1996. The Audit Committee reviews the audit plan developed by the Corporation's independent auditors in connection with their annual audit of the Corporation's financial statements, the results of audits performed by the

Corporation's independent auditors, the independent auditors' charges to the Corporation, the response of management of the Corporation to management letters issued by the Corporation's independent auditors, current accounting rules and changes therein, the operations of the Corporation's internal audit department, the Corporation's audited financial statements and the implementa-tion of the Corporation's Business Practice Guide covering compliance with applicable laws and Corporation policy. The Audit Committee also recommends the selection of independent auditors to the Board of Directors each year.

     The Board of Directors' Compensation and Incentive Awards Committee (the "Compensation Committee") is composed of Nicholas F. Brady, Chairman, Peter S. Hadley, William A. Pogue and William I. Spencer. The Compensation Committee, which met two times in 1995, approves and administers the Corporation's compensation policies for executive officers and approves the compensation of the Chief Executive Officer and in connection therewith makes awards of restricted Common Stock and book value appreciation units under the Corporation's Executive Long-Term Incentive Compensation and Stock Ownership Plan. The Compensation Committee also is authorized to make awards of options, restricted stock and other stock and cash compensation permitted under the 1995 Long-Term Incentive Plan, the adoption of which is proposed for approval by the stockholders of the Corporation at the Annual Meeting as further discussed herein. The Board of Directors of the Corporation does not have a nominating committee.

     The Board of Directors met twelve times in 1995, and each director attended at least 75% of the aggregate of all Board of Directors' meetings and all meetings of committees of the Board of Directors on which he or she served during 1995.

CERTAIN TRANSACTIONS AND OTHER INFORMATION

     The Corporation retained Milbank, Tweed, Hadley & McCloy, of which Mr. Oresman was a partner through 1990 and is currently a consulting partner, to provide legal services in 1995. It is expected that the Corporation's dealings with this firm will continue in 1996.

     On October 12, 1995, Mr. Bernard T. Deverin filed a Form 4 reporting the sale on September 4, 1995 of shares of Common Stock of the Corporation. This sale should have been reported by October 10, 1995.

     On February 13, 1996, Mr. J. Barclay Collins filed a Form 5 reporting four sales in March 1995, one sale in April 1995 and one sale in September 1995 of shares of Common Stock of the Corporation. The March sales should have been reported by April 10, 1995, the April sale by May 10, 1995 and the September sale by October 10, 1995.

     See "Compensation Committee Interlocks and Insider Participation" under "Executive Compensation and Other Information" with respect to transactions involving the Corporation and Mr. Leon Hess.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

  SUMMARY OF COMPENSATION

     The following table sets forth information on cash and other compensation paid or accrued for each of the fiscal years ended December 31, 1995, 1994 and 1993 to each individual who served as Chief Executive Officer during 1995 and the four most highly compensated executive officers other than the Chief Executive Officer, for services in all capacities to the Corporation and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM COMPENSATION
                                                                          -------------------------------------
                                                                                   AWARDS             PAYOUTS
                                                                          ------------------------   ----------
                                          ANNUAL COMPENSATION
                                 --------------------------------------   RESTRICTED    SECURITIES
                                                             OTHER           STOCK      UNDERLYING                   ALL OTHER
   NAME AND PRINCIPAL                                       ANNUAL        AWARD(S)($)    OPTIONS/       LTIP      COMPENSATION($)
        POSITION          YEAR   SALARY($)   BONUS($)   COMPENSATION($)       **        SARS(#)***   PAYOUTS($)        ****
------------------------  ----   ---------   --------   ---------------   -----------   ----------   ----------   ---------------
          (a)             (b)       (c)        (d)            (e)             (f)          (g)          (h)             (i)
------------------------  ----   ---------   --------   ---------------   -----------   ----------   ----------   ---------------
John B. Hess,...........  1995     900,000        --             --               --      149,000           --          7,500
  Chairman of the Board   1994     735,000        --             --          990,000           --           --          7,500
    and Chief Executive   1993     735,000        --             --               --           --           --         11,792
    Officer
    (from May 3, 1995)

Leon Hess,..............  1995     300,000        --             --               --           --           --          7,500
  Chairman of the         1994     300,000        --             --               --           --           --          7,500
    Executive Committee   1993     300,000        --             --               --           --           --         11,792
    (Chief Executive
    Officer through May
    3, 1995)

W. S. H. Laidlaw,.......  1995     775,000        --        798,837*              --       90,000           --          7,500
  President and Chief     1994     575,000        --        203,000*         990,000           --           --          7,500
    Operating Officer     1993     575,000        --         30,000*              --           --           --         11,792

J. Barclay Collins,.....  1995     600,000        --             --               --       45,000           --          7,500
  Executive Vice          1994     550,000        --             --          495,000           --           --             --
    President and         1993     550,000        --             --               --           --           --             --
    General Counsel

Michael W. Press,.......  1995     600,000        --             --               --       45,000           --          7,500
  Executive Vice          1994     150,000+       --        753,480*       1,178,125           --           --             --
    President             1993          --        --             --               --           --           --             --

John Y. Schreyer,.......  1995     600,000        --             --               --       45,000           --          7,500
  Executive Vice          1994     550,000        --             --          495,000           --           --          7,500
    President and Chief   1993     550,000        --             --               --           --           --         11,792
    Financial Officer

---------------
   * In connection with Mr. Laidlaw's overseas employment through May 3, 1995, the Corporation made payments on behalf of Mr. Laidlaw to United Kingdom taxing authorities equal to the difference between Mr. Laidlaw's actual United Kingdom income tax liability and a notional United States income tax on his compensation. These disbursements made in 1994 (for several tax years) and 1993, based on the average dollar-sterling exchange rate for each such year, amounted to approximately $179,000 and $30,000, respectively. Amounts withheld from Mr. Laidlaw's salary exceeded disbursements to United Kingdom taxing authorities in 1995 by approximately $11,000. Amounts shown in 1995 for Mr. Laidlaw and in 1994 for Mr. Press include relocation allowances of $787,422 and $753,480, respectively, to defray moving expenses and anticipated increased costs as a result of such relocation. The amounts shown in column (e) for 1995 and 1994 for Mr. Laidlaw also include disbursements made in connection with his use of an automobile.

  ** At December 31, 1995, the named executives each held shares of restricted
     Common Stock, subject to vesting pursuant to the Corporation's Executive Long-Term Incentive Compensation and Stock Ownership Plan, in the following amounts and having the following aggregate market values at such date: Mr.
     J. B. Hess, 20,000 shares, $1,060,000; Mr. Laidlaw, 20,000 shares,
     $1,060,000; Mr. Collins, 10,000 shares, $530,000; Mr. Press, 25,000 shares,
     $1,325,000; and Mr. Schreyer, 10,000 shares, $530,000. To the extent paid on the Corporation's Common Stock generally, dividends accrue on shares of restricted stock and are held in escrow until vesting, at which time they are paid, together with interest accrued thereon at short-term market rates, to the named executives. In addition to shares of restricted stock awarded in 1994, the named executives were awarded tandem book value appreciation units, which are subject to vesting pursuant to this Plan together with related shares of restricted stock and which had no value on the date of award, in the following amounts: Mr. J. B. Hess, 20,000 units; Mr. Laidlaw, 20,000 units; Mr. Collins, 10,000 units; Mr. Press, 25,000 units; and Mr. Schreyer, 10,000 units. At December 31, 1995, the named executives held book value appreciation units in the same respective amounts, all of which had no value at such date. Each book value appreciation unit entitles the holder to a cash payment equal to the increase, if any, in the book value per share of Common Stock over the vesting period of the restricted stock.

 *** The option grants shown in the table were made subject to the requisite approval of the 1995 Long-Term Incentive Plan by the stockholders of the Corporation and on such other terms as more fully discussed herein.

**** Amounts shown in column (i) represent matching contributions of the Corporation credited to the named executive officers under the Corporation's Employees' Savings and Stock Bonus Plan.

   + Mr. Press commenced employment with the Corporation on October 1, 1994. His annualized salary for that year was $600,000.

  STOCK OPTIONS

     In December 1995, the Board of Directors adopted, and the Compensation Committee granted non-qualified stock options to executive officers under, the 1995 Long-Term Incentive Plan (the "Incentive Plan"), all subject to the approval of the Incentive Plan by the stockholders of the Corporation at the Annual Meeting. None of these stock options are currently exercisable. No stock appreciation rights were granted in 1995. The following table sets forth information concerning individual grants of stock options made under the Incentive Plan during the last fiscal year to each of the named executive officers:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR*

                                                       INDIVIDUAL GRANTS
                                   ---------------------------------------------------------
                                    NUMBER OF     PERCENT OF TOTAL
                                   SECURITIES       OPTIONS/SARS      EXERCISE
                                   UNDERLYING        GRANTED TO       OR BASE                   GRANT DATE
                                   OPTIONS/SARS     EMPLOYEES IN       PRICE      EXPIRATION      PRESENT
               NAME                GRANTED(#)       FISCAL YEAR        ($/SH)        DATE       VALUE($)**
               (a)                     (b)              (c)             (d)          (e)            (f)
---------------------------------- -----------    ----------------    --------    ----------    -----------
John B. Hess,.....................    50,000             5.7            49.75       12/18/05      808,500
  Chairman of the Board and           33,000             3.8            54.75       12/18/05      469,590
     Chief Executive Officer          33,000             3.8            59.75       12/18/05      413,160
     (from May 3, 1995)               33,000             3.8            64.75       12/18/05      363,000

Leon Hess,........................        --              --               --             --           --
  Chairman of the Executive
     Committee (Chief Executive
     Officer through May 3, 1995)

W. S. H. Laidlaw,.................    30,000             3.4            49.75       12/18/05      485,100
  President and Chief Operating       20,000             2.3            54.75       12/18/05      284,600
     Officer                          20,000             2.3            59.75       12/18/05      250,400
                                      20,000             2.3            64.75       12/18/05      220,000

J. Barclay Collins,...............    15,000             1.7            49.75       12/18/05      242,550
  Executive Vice President            10,000             1.2            54.75       12/18/05      142,300
                                      10,000             1.2            59.75       12/18/05      125,200
                                      10,000             1.2            64.75       12/18/05      110,000

Michael W. Press,.................    15,000             1.7            49.75       12/18/05      242,550
  Executive Vice President            10,000             1.2            54.75       12/18/05      142,300
                                      10,000             1.2            59.75       12/18/05      125,200
                                      10,000             1.2            64.75       12/18/05      110,000

John Y. Schreyer,.................    15,000             1.7            49.75       12/18/05      242,550
  Executive Vice President            10,000             1.2            54.75       12/18/05      142,300
                                      10,000             1.2            59.75       12/18/05      125,200
                                      10,000             1.2            64.75       12/18/05      110,000

---------------
 * Stock options awarded by the Compensation Committee effective December 18, 1995 become fully exercisable on December 18, 1996, except that options may become exercisable earlier in full in cases of death, disability, normal retirement or change of control (as described below), but in no event earlier than the date of stockholders' approval of the Incentive Plan. At the discretion of the Compensation Committee, upon early retirement of an awardee, options not then exercisable may become exercisable in proportion to the amount of time elapsed in the non-exercisability period to the early retirement date. Such options remain exercisable until December 18, 2005, except in cases of death, disability, retirement or other termination of employment, in which case options remain exercisable only for certain specified periods thereafter. If an awardee's employment terminates prior to such options becoming exercisable, such options will be forfeited.

** The Grant Date Present Values shown in the above table have been determined, as permitted under applicable rules of the Securities and Exchange Commission, pursuant to the Black-Sholes option pricing model. This model, like all pricing models, requires certain assumptions, and therefore the amount shown should not necessarily be considered indicative of the present value of the amounts that may actually be realized. The following assumptions were made for purposes of this valuation: expected life of seven years for each option; volatility of 21.2% (based on historical volatility of the Common Stock over the seven-year period ending December 31, 1995); risk-free rate of return of 5.68%; and dividend yield of 1.2%.

     The following table sets forth information as to the named executives regarding the values of unexercised options under the Incentive Plan as of the end of the last fiscal year, none of which were exercisable as of such date:

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                               VALUE OF
                                                                                              UNEXERCISED
                                                                        NUMBER OF            IN-THE-MONEY
                                         SHARES                    UNEXERCISED OPTIONS/     OPTIONS/SARS AT
                                       ACQUIRED ON      VALUE       SARS AT FY-END(#)          FY-END($)
                NAME                   EXERCISE(#)   REALIZED($)   (ALL UNEXERCISABLE)    (ALL UNEXERCISABLE)
                 (a)                       (b)           (c)               (d)                    (e)
-------------------------------------  -----------   -----------   --------------------   -------------------
John B. Hess,........................      --            --               149,000               162,500
  Chairman of the Board and Chief
     Executive Officer
     (from May 3, 1995)
Leon Hess,...........................      --            --                  --                    --
  Chairman of the Executive Committee
     (Chief Executive Officer through
     May 3, 1995)
W. S. H. Laidlaw,....................      --            --                90,000                97,500
  President and Chief Operating
     Officer
J. Barclay Collins,..................      --            --                45,000                48,750
  Executive Vice President
Michael W. Press,....................      --            --                45,000                48,750
  Executive Vice President
John Y. Schreyer,....................      --            --                45,000                48,750
  Executive Vice President

  RETIREMENT PLANS

     The following table shows the estimated pension benefits payable to a covered participant at normal retirement age under the Corporation's Employees' Pension Plan (the "Pension Plan"), a qualified defined benefit pension plan, as well as a nonqualified supplemental plan that provides benefits, paid from the general assets of the Corporation, that would otherwise be paid to participants under the Pension Plan but for certain limitations under the Internal Revenue Code of 1986, as amended (the "Code"), on qualified plan benefits and compensation, based on remuneration that is covered under the Pension Plan and supplemental plan and years of service:

                               PENSION PLAN TABLE

                                       YEARS OF SERVICE
                 -------------------------------------------------------------
REMUNERATION        15           20           25           30           35
------------     ---------    ---------    ---------    ---------    ---------
 $  300,000      $  72,000    $  96,000    $ 120,000    $ 144,000    $ 168,000
    500,000        120,000      160,000      200,000      240,000      280,000
    600,000        144,000      192,000      240,000      288,000      336,000
    700,000        168,000      224,000      280,000      336,000      392,000
    800,000        192,000      256,000      320,000      384,000      448,000
    900,000        216,000      288,000      360,000      432,000      504,000
  1,100,000        264,000      352,000      440,000      528,000      616,000

     A participant's remuneration covered by the Pension Plan and the supplemental plan is twelve times the participant's average monthly compensation (as reported on an annual basis in column (c) of the Summary Compensation Table or the related footnote) in the 36 consecutive months (or the number of consecutive months of employment, if fewer) of highest compensation during the 60 months immediately preceding the participant's retirement date. Benefits shown are computed as a straight life annuity beginning at age 65 and do not reflect the offset for a portion of social security benefits as required under the Pension Plan. Covered compensation for the named executives (other than Mr. Leon Hess) as of December 31, 1995 was: Mr. J. B.
Hess: $790,000; Mr. Laidlaw: $641,667; Mr. Collins: $566,667; Mr. Press:
$600,000; and Mr. Schreyer: $566,667.

     Since April 1, 1985, Mr. Leon Hess has been receiving annual pension benefits under the Pension Plan of $120,391 as required under Section 401(a)(9) of the Internal Revenue Code. The years of credited service for the named executives under the Pension Plan and, except for Messrs. Leon Hess, Press and Schreyer, the supplemental plan as of February 1, 1996, are as follows: John B. Hess, 18 years; Leon Hess, 63 years; W. S. H. Laidlaw, 14 years; J. B. Collins, 11 years; Michael W. Press, 1 year; and John Y. Schreyer, 5 years. As of February 1, 1996, Mr. Schreyer had 31 years and Mr. Press had 25 years of credited service under the supplemental plan pursuant to determinations of the Compensation Committee, which gave Messrs. Schreyer and Press credit for 26 years and 24 years, respectively, of prior service with their prior employers for purposes of determining benefits payable under the supplemental plan. However, retirement benefits payable to Messrs. Schreyer and Press in connection with their prior employment will be deducted from benefits payable under the supplemental plan. Mr. Leon Hess is ineligible to receive benefits under the supplemental plan.

  EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     Mr. Press and Mr. Schreyer have agreements with the Corporation which provide credit for prior service and determine benefits payable under the Corporation's nonqualified supplemental retirement plan, as more fully described above under "Retirement Plans". In addition, Mr. Press' agreement provides that during the three-year period commencing October 1, 1994, either the Corporation or Mr. Press may declare that his employment arrangement is not satisfactory, in which event Mr. Press will receive as severance pay a lump sum payment equal to two times his then annual salary, less any required deductions.

     Awards granted to employees, including the named executive officers, in December 1995 are subject to accelerated vesting and cash-out upon the occurrence of a Change of Control, as described more fully under "Proposal to Approve the Adoption of 1995 Long-Term Incentive Plan -- Description of the Incentive Plan -- Change of Control Provisions."

  DIRECTORS' COMPENSATION

     Each director who is not an employee of the Corporation or any of its subsidiaries receives an annual fee of $50,000 for membership on the Board of Directors and a fee of $1,000 for each Board of Directors' and Stockholders' meeting attended. Each such director receives an additional annual fee of $4,000 for membership on each committee of the Board of Directors on which such director serves and a fee of $1,000 for each committee meeting attended, except that each such director who is a member of the Executive Committee receives an additional annual fee of $75,000, but no fee for each meeting attended. The members of the Executive Committee are Leon Hess, Chairman, Nicholas F. Brady, John B. Hess, Thomas H. Kean, W. S. H. Laidlaw, Michael W. Press, John Y. Schreyer, William I. Spencer and Robert F. Wright. Messrs. L. Hess, J. B. Hess, Laidlaw, Press and Schreyer are employees of the Corporation and receive no additional compensation for serving on any committee of the Board of Directors. Mr. Wright received a fee of $56,250 for service on the Executive Committee following his retirement as an employee of the Corporation. In addition, Mr. Brady received fees of $2,000 for attending as an alternate two meetings of a committee of which he was not a member and Mr. Sellars received a fee of $1,000 for attending as an alternate one meeting of a committee of which he was not a member.

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Until his resignation from the Compensation Committee on December 6, 1995, Leon Hess served as member and as Chairman of the Compensation Committee during 1995. Mr. Leon Hess also served as Chief Executive Officer of the Corporation through May 3, 1995 and for the remainder of the year as Chairman of the Executive Committee and continues to serve in that position.

     Mr. Leon Hess owns 11 1/2%, and owns a 50% equity interest in another corporation which owns 34%, of the capital stock of Galaxie Corporation, of which Southland Oil Co. ("Southland") is a wholly-owned subsidiary. From January 1, 1995 through December 31, 1995, the Corporation sold $22,009,000 of crude oil to Southland at competitive market prices.

     Mr. Leon Hess owns 50% of the capital stock of Mississippi Valley Gas Company ("Mississippi Valley"), of which Mississippi Energies Inc. is a wholly-owned subsidiary. Prior to 1995 the Corporation, Southland, Mississippi Energies Inc. and Capitol Street Corporation, a wholly-owned subsidiary of Galaxie Corporation, participated with unrelated third parties in the drilling of two oil and gas development wells in Mississippi, in one of which the above-named parties own undivided interests of 40%, 13%, 13% and 13%, respectively, and in one of which they own undivided interests of 45%, 15%, 15% and 15%, respectively. The Corporation also participated in the construction of a gathering system in which the above-named parties own undivided interests of 40%, 13%, 13% and 13%, respectively. Pursuant to the terms of its participations, the Corporation expended $105,000 for operating expenses in 1995 in connection with the operation of these wells. The Corporation sold its share of natural gas produced from these wells during 1995 to Mississippi Valley for $99,000. The Corporation believes that the terms of its participation in each of these wells and the gathering system and the prices and terms of its sales of natural gas production therefrom are at least as favorable to it as those it would have received if all participants and the purchaser of such natural gas production were unrelated third parties.

  COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors of the Corporation is responsible for approving and administering the Corporation's compensation policies for executive officers and approving the compensation of the Chief Executive Officer of the Corporation. The following report was prepared by the Compensation Committee after its meeting on February 7, 1996 and the Compensation Committee reported to the Board of Directors at its meeting held March 6, 1996.

     Executive Compensation Policies. The Corporation's executive compensation policies are designed to attract and retain executives and motivate them to achieve the Corporation's business goals through a combination of cash and stock-based compensation. The key elements of executive compensation traditionally have consisted of cash salary, occasional discretionary cash bonuses and restricted stock awards. The Compensation Committee also takes into account the full compensation package afforded to each executive, including retirement benefits and other benefits generally available to all eligible employees such as the Corporation's matching contributions under the Employees' Savings and Stock Bonus Plan, and group life insurance and health benefits. In 1995, independent consultants were retained to study the Corporation's compensation policy and develop a plan to relate a greater portion of compensation to performance. The Incentive Plan, discussed below, was formulated as a result of the study.

     Cash Compensation -- Salary. Cash salary traditionally has been the primary element of executive compensation. In determining salary levels for executive officers, the Compensation Committee considers the following subjective and quantitative factors:

     - job level and responsibility;

     - recent corporate performance, including results of operations, success in implementing corporate strategy and long-term goals and development of future strategies;

     - individual performance, particularly as related to special projects or for extraordinary contributions; and

     - an objective of keeping total cash compensation at the 75th percentile or better as shown in a survey of a group of companies compiled by an independent consultant comprising at least 54 industrial companies with sales in excess of $1.5 billion (which group includes three companies also included in Standard & Poor's Oil (Domestic Integrated) Stock Index discussed under "Performance Graph"), in recognition of the Corporation's need to remain competitive in attracting and retaining talented executives to work as part of a lean management team functioning in a demanding corporate and market environment.

     The salary increase for executive officers, including the named executive officers, averaged 10.3% in 1995. This followed a year in which no increases were given because the Corporation had experienced a significant operating loss. Salary increases, including increases in respect of promotions, on an annualized basis over the preceding four years ending in 1995 averaged 4.1%.

     Cash Compensation -- Bonus. Cash bonuses generally have not been paid, but have occasionally been utilized to reward extraordinary effort by an individual or performance that was particularly beneficial to the Corporation.

     Although cash bonuses are granted on a discretionary basis primarily to reward individual contribution and thus are not necessarily tied to any particular measure or level of corporate performance, such bonuses have generally been awarded more liberally following periods of superior performance by the Corporation. No cash bonuses have been paid since 1991. The Compensation Committee will review the Corporation's bonus policy in the context of its overall evaluation of compensation policies.

     Restricted Stock. Under the Corporation's Executive Long-Term Incentive Compensation and Stock Ownership Plan (the "Restricted Stock Plan") approved by stockholders of the Corporation in 1981, restricted shares of the Corporation's Common Stock together with book value appreciation units (each representing the increase, if any, in the Corporation's book value per share of Common Stock over the vesting period) were awarded to attract and retain key management and executive employees and to provide incentives for such employees to work for the Corporation's long-term growth and return to stockholders. Although the Restricted Stock Plan gives the Compensation Committee discretion to determine the terms of vesting and payment, in the past these awards generally have had a five-year vesting period, assuring that individuals who vest in such shares and units have been participants in long-term corporate efforts. In selecting employees to participate in the Restricted Stock Plan and in determining the amount of an award to be granted, the Compensation Committee has considered a number of subjective factors, including the functions and responsibilities of the employee, the employee's past and potential contribution to the profitability and growth of the Corporation, the value of the employee's services, and the amount and timing of prior awards. The Restricted Stock Plan originally had 1,500,000 shares of Common Stock and an equal number of book value appreciation units available for grant; at year-end 1995, the Restricted Stock Plan had 176,000 shares of Common Stock and 176,000 book value appreciation units available for grant. The Restricted Stock Plan will expire in 1997. Awards of 17,000 shares and 17,000 book value appreciation units were made in 1995, prior to the adoption of the Incentive Plan. These awards were made in connection with the hiring of executives. No awards were made to executive officers.

     Other Benefit Plans. The Corporation has adopted certain broad-based employee benefit plans in which executive officers are permitted to participate on the same terms as other eligible employees of the Corporation, subject to applicable limits imposed on contributions and benefits under the Code. In addition to group life insurance and health benefit plans, the Corporation has adopted the Employees' Savings and Stock Bonus Plan, approved by stockholders in 1981, under which participants can elect to invest on a pre-tax or after-tax basis up to 5% of salary in several funds, one of which invests in Common Stock, and the Corporation provides matching contributions for each participant, all of which are invested in Common Stock. The Corporation believes that this matching structure helps to align the financial interests of all participants with those of stockholders to encourage them to work toward enhancing the value of the Common Stock.

     In 1994 and 1995 the Corporation also provided relocation allowances to certain executive officers. These allowances were made as an inducement to relocate and to defray moving expenses as well as anticipated increased costs associated with living in the New York metropolitan area.

     Incentive Plan. The Incentive Plan was developed to align senior management's compensation more closely with the interests of stockholders. The guiding principle was to develop a program that would be:

     - stock-based

     - performance-oriented

     - accounting and cost efficient

     - competitive with that of other major companies

     - clear, concise and understandable to stockholders

     The Incentive Plan was presented to the Compensation Committee at its December 6, 1995 meeting. The Compensation Committee determined to recommend the Incentive Plan to the Board of Directors for its adoption, and the Board later adopted the Incentive Plan, in each case subject to stockholder approval of the Incentive Plan at the Annual Meeting. The Incentive Plan, which is more fully described in this Proxy Statement, is a broad-based plan that provides the Compensation Committee with authority to grant various types of stock-based and other compensation, including performance awards, stock options, restricted stock, deferred stock, dividend equivalents and stock appreciation rights. The Compensation Committee believes that a plan of this type affords the Compensation Committee the flexibility to design compensation packages that provide appropriate remuneration to attract and retain talented executives, while at the same time providing incentives to maximize shareholder value.

     The Incentive Plan reserves for issuance 4.5 million shares or 4.8% of the outstanding shares of the Corporation's Common Stock. This number was selected after a review of institutional investor guidelines and industry norms. The annual share utilization under the Incentive Plan is expected to approximate 1% of the shares outstanding per year, which is also consistent with those guidelines and norms. The Incentive Plan also authorizes the Compensation Committee to permit "cashless exercises" of stock options, a method of exercise in which an optionee surrenders Common Stock owned by such optionee in payment of the exercise price. The Compensation Committee believes that one of the benefits of this feature is that it will result in reduced dilution to existing stockholders because fewer shares will be outstanding following such exercise than would be if the optionee exercised by cash payment.

     For the first tranche of awards under the Incentive Plan, the Compensation Committee decided on a program that would be primarily option-based, as this would align executive and stockholder interests most closely, and would be most accounting efficient in that no charge to earnings is recorded upon the grant of stock options. Subject to stockholder approval of the Incentive Plan, the Compensation Committee awarded the five most highly compensated executive officers of the Corporation only stock options, two-thirds of which are exercisable at premiums to the market price on the date of grant. The date of grant was established as December 18, 1995 in order to allow the market to take into account, either positively or negatively, a planned announcement by the Corporation of its intention to take a charge to its 1995 earnings in connection with the adoption of Financial Accounting Standard No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. The Compensation Committee's reliance on stock options reflects a growing trend toward greater use of stock options by large industrial companies.

     Subject to stockholder approval of the Incentive Plan, the Compensation Committee determined to grant to management just below the level of the five most highly compensated executive officers a combination of stock options, two-thirds of which are exercisable at premiums to the market on the date of grant, and rights to restricted stock which vest in three years and are intended to retain their services. The proportions of stock options and rights to restricted stock awarded to this level of management in aggregate were approximately 82% stock options and 18% restricted stock. For other levels of management the Compensation Committee determined to grant rights to restricted stock with the same vesting period in order to retain their services. While the grants made in 1995 aggregated 1,074,500 shares or 1.16% of outstanding shares, it is not anticipated that restricted stock will be awarded each year. In 1995, rights to 202,500 shares of restricted stock were awarded. The stock option awards to the five most highly compensated executive officers were determined based on the same methodology as used for the Chief Executive Officer, discussed below.

     Based on survey results of other such plans, one-third of the premium options were granted at a premium of 10% to market on date of grant, one-third at a 20% premium to market on the date of grant and one-third at a 30% premium to market on the date of grant. The Compensation Committee's intention in granting premium options was to provide greater incentive for maximizing shareholder value, since the executive only realizes the full value of the award in the event of significant appreciation in stock price. The performance-based nature of the options will permit any compensation paid in respect of these options to any executive in a fiscal year in excess of $1 million to be deductible for Federal income tax purposes. While the restricted stock is not performance-based, none of the recipients is among the five most highly paid executive officers (the group with respect to which deductibility of compensation may be limited), and in any event it is not anticipated that future recipients of restricted stock under the Incentive Plan would have compensation in excess of $1 million in any fiscal year.

     Compensation of the Chief Executive Officer. Mr. Leon Hess was Chairman of the Board and Chief Executive Officer in February 1995 when the Compensation Committee approved the compensation of the Chief Executive Officer. Recognizing his significant ownership position in the Corporation, he had requested his compensation remain at below market levels and the Compensation Committee approved this request for 1995. His annual salary has been kept at $300,000 since 1987. Also at his request, Mr. Leon Hess has received no awards under the Restricted Stock Plan or under the Incentive Plan nor has he received any other type of long-term incentive compensation. The Compensation Committee believes that Mr. Leon Hess' compensation is at a level far below that of his counterparts in similarly sized companies and that which may otherwise have been warranted.

     At the time of its February 1995 meeting, Mr. John B. Hess was Senior Executive Vice President. Therefore, the Compensation Committee did not formally approve his compensation. Mr. John B. Hess' cash compensation was set pursuant to executive compensation policies previously approved by the Compensation Committee.

     Mr. John B. Hess' salary for 1995 was established by reference to a comparison of cash compensation of the second highest paid officer of companies in the Corporation's peer group comprising the Standard & Poor's Oil (Domestic Integrated) Stock Index, and by reference to a similar comparison for the third highest ranking officer by function in a survey of industrial companies with revenues between $1.5 billion and $5 billion. Although Mr. John B. Hess' salary of $900,000 exceeded the cash compensation at the 75th percentile for those positions in both surveys, cash compensation constitutes a smaller portion of total compensation for those positions at most companies included in both surveys. Moreover, Mr. John B. Hess' salary increase in 1995 followed three successive years in which he received no salary increases. The increase was deemed appropriate in view of the substantially increased responsibilities Mr. John B. Hess had assumed and was expected to continue to assume. Mr. John B. Hess received no further increase upon his election as Chief Executive Officer in May 1995. His cash compensation was less than the cash compensation at the 75th percentile for chief executive officers in both these surveys.

     In making awards of stock options to Mr. John B. Hess under the Incentive Plan in December 1995, following his election as Chairman of the Board and Chief Executive Officer, as well as awards to the other named executive officers, the Compensation Committee did not rely on any particular measure of the Corporation's past performance to determine award levels, but rather on comparative analyses of peer compensation in order to gauge competitive levels of performance-based compensation and with the objective to provide incentives to a new management team to improve returns to stockholders. The Compensation Committee relied on data compiled by an independent management consultant, the primary source of which was a survey of 21 companies in petroleum and related industries with revenues ranging from $3 to $20 billion (the "Petrochemical Company Survey"). The Compensation Committee's objective was to grant a combination of market and premium options, the total present value of which (based on expected option values derived from the consultant's pricing model) would provide long-term incentive compensation at the 75th percentile of such compensation for chief executive officers in the Petrochemical Company Survey. Based on this methodology, the Compensation Committee awarded Mr. John B. Hess 50,000 shares at an exercise price of $49.75, the closing market price on December 18, 1995, and 33,000 shares each at exercise prices of 110%, 120% and 130% of such grant date price.

     The Compensation Committee concluded that the total of Mr. John B. Hess' cash salary and the grant date present value of his long-term incentive compensation was reasonable compared with that of his peers. Mr. John B. Hess' 1995 total compensation was approximately 16% below the 75th percentile total compensation for chief executive officers in the Petrochemical Company Survey, and 6% above that in the survey of industrial companies with sales in excess of $1.5 billion noted above. Moreover, in keeping with the Compensation Committee's objective to better align senior management's compensation more closely with stockholders' interests, approximately 69% of Mr. John B. Hess' 1995 total compensation as shown in the Summary Compensation Table is performance-based.

                                          Nicholas F. Brady

                                          Peter S. Hadley

                                          William A. Pogue

                                          William I. Spencer

  PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total shareholder return, assuming reinvestment of dividends, on the Corporation's Common Stock with the cumulative total return, assuming reinvestment of dividends, of the Standard & Poor's 500 Stock Index, which includes the Corporation, and the cumulative total return, assuming reinvestment of dividends, of Standard & Poor's Oil (Domestic Integrated) Stock Index, a published industry index which includes the Corporation, as of each December 31 over a five-year period commencing on December 31, 1990 and ending on December 31, 1995:

                           TOTAL SHAREHOLDER RETURNS
                             (DIVIDENDS REINVESTED)
                            YEARS ENDED DECEMBER 31

                                                                    S&P OIL
                                                                   (DOMESTIC
      MEASUREMENT PERIOD         AMERADA HESS    S&P 500 STOCK   INTEGRATED) S
    (FISCAL YEAR COVERED)         CORPORATION        INDEX        TOCK INDEX
1990                                    100.00          100.00          100.00
1991                                    103.65          130.47           93.48
1992                                    101.77          140.41           95.47
1993                                    101.04          154.56          100.59
1994                                    103.49          156.60          105.54
1995                                    121.67          215.45          120.16

OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of the most recent practicable date, information as to the ownership of more than 5% of any class of the Corporation's voting securities by beneficial owners known by the Corporation to hold more than 5% of any such class:

                                                                  AMOUNT AND
                                   NAME AND ADDRESS               NATURE OF
                                     OF BENEFICIAL                BENEFICIAL          PERCENT
     TITLE OF CLASS                      OWNER                   OWNERSHIP(a)         OF CLASS
------------------------  -----------------------------------    ------------         --------
Common Stock............  Leon Hess                               11,894,467(b)         12.79
                          c/o Amerada Hess Corporation
                          1185 Avenue of the Americas
                          New York, New York 10036
Common Stock............  FMR Corp.                               12,969,403(c)         13.94
                          Edward C. Johnson 3d
                          Abigail P. Johnson
                          c/o FMR Corp.
                          82 Devonshire Street
                          Boston, Massachusetts 02109
Common Stock............  Wellington Management Company            4,866,860(d)          5.23
                          75 State Street
                          Boston, Massachusetts 02109

---------------

     (a) The information in the above table and in the notes thereto, other than with respect to Mr. Leon Hess, was obtained, with respect to FMR Corp., from the
Schedule 13G filed with the Securities and Exchange Commission in February 1996 by FMR Corp. and, with respect to Wellington Management Company ("Wellington"), from the Schedule 13G filed with the Securities and Exchange Commission in February 1996 by Wellington. Information with respect to Mr. Leon Hess is as of February 1, 1996 and with respect to FMR Corp. and Wellington is as of December 31, 1995.

     (b) Mr. Leon Hess has sole voting and dispositive power over these shares.

     (c) This amount includes 1,252,702 shares as to which such beneficial owner has sole voting power, 10,900 shares as to which it has shared voting power, 12,958,503 shares as to which it has sole dispositive power and 10,900 shares as to which it has shared dispositive power. FMR Corp. controls Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, which is the beneficial owner of 11,159,301 shares of Common Stock of the Corporation as a result of acting as investment adviser to various registered investment companies. FMR Corp. also controls Fidelity Management Trust Company, a wholly-owned bank subsidiary which is the beneficial owner of 1,583,802 shares of Common Stock of the Corporation.

     Members of the Edward C. Johnson 3d family and trusts for their benefit are the predominant owners of Class B shares of Common Stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. These Johnson family members, through their ownership of voting common stock and the execution of a family shareholders' voting agreement, may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. The number of shares reported in the table above with respect to such beneficial owner includes 30,900 shares owned directly by Mr. Johnson or in Johnson family trusts. Mr. Johnson has sole voting and dispositive power over 20,000 shares, and shared voting and dispositive power over 10,900 shares.

     Of the shares reported in the table above with respect to such beneficial owner, 195,400 shares are beneficially owned by Fidelity International Limited ("FIL"), a Bermudian joint stock company and an investment adviser to various foreign investment companies and certain institutional investors. FIL has sole voting and dispositive power over these shares. A partnership controlled by Mr. Edward C. Johnson 3d and members of his family owns shares of FIL stock having 47.22% of the voting power of FIL voting stock. Mr. Johnson is also the chairman of FIL. FIL currently operates as an entity independent of FMR Corp. and Fidelity. FMR Corp. and FIL are of the view that they are not acting as a group for purposes of Section 13(d) under the Securities Exchange Act of 1934 and that they are not otherwise required thereunder to attribute to each other securities beneficially owned by each other. However, FMR Corp. made its 13G filing on a voluntary basis as if all of the shares are beneficially owned by FMR Corp. and FIL on a joint basis.

     (d) This amount includes 1,386,890 shares as to which such beneficial owner has shared voting power and 4,866,860 shares as to which it has shared dispositive power. Wellington, in its capacity as investment adviser, may be deemed the beneficial owner of 4,866,860 shares of Common Stock that are owned by numerous investment counseling clients.

OWNERSHIP OF EQUITY SECURITIES BY MANAGEMENT

     The table below sets forth as to each director and named executive officer, and all directors and executive officers as a group, information regarding their ownership of equity securities of the Corporation on February 1, 1996, except as otherwise noted. The persons listed below each have sole voting and investment power as to all shares indicated except as set forth in the footnotes to the table. Where no information appears in the column "Percent of Outstanding Shares of Common Stock Owned", the securities held represent less than one percent of the Common Stock.

                                                            AMOUNT AND
                                                            NATURE OF         PERCENT OF
                                                            BENEFICIAL        OUTSTANDING
                                                           OWNERSHIP OF        SHARES OF
                                                              COMMON            COMMON
        NAME                                                 STOCK(a)         STOCK OWNED
      --------                                             ------------       -----------
    Marco B. Bianchi.......................................      16,551          --
    Nicholas F. Brady......................................       1,000          --
    J. Barclay Collins II..................................      13,032          --
    Bernard T. Deverin.....................................      28,636          --
    Peter S. Hadley........................................       1,035(b)       --
    John B. Hess...........................................   1,555,146(c)        1.67
    Leon Hess..............................................   9,676,471          10.40
                                                              2,217,996(d)        2.39
    Edith E. Holiday.......................................       1,000          --
    Thomas H. Kean.........................................       1,000          --
    W. S. H. Laidlaw.......................................      62,005(e)       --
    H. W. McCollum.........................................      93,009          --
    Roger B. Oresman.......................................      75,211(f)       --
    William A. Pogue.......................................       1,000          --
    Michael W. Press.......................................      25,149          --
    John Y. Schreyer.......................................      25,023          --
    Richard B. Sellars.....................................       3,400          --
    William I. Spencer.....................................         500          --
    Robert F. Wright.......................................     120,089          --
    All directors and executive officers as a group........  14,038,386          15.09

---------------

    (a) These figures include 1,526 shares vested in the name of Mr. Bianchi, 231 shares vested in the name of Mr. Collins, 10,541 shares vested in the name of Mr. J. B. Hess, 5,005 shares vested in the name of Mr. Laidlaw, 7,490 shares vested in the name of Mr. McCollum, 149 shares vested in the name of Mr. Press, 2,023 shares vested in the name of Mr. Schreyer, and 76,598 shares vested for all executive officers and directors as a group under the Corporation's Employees'

        Savings and Stock Bonus Plan, as to which these individuals and the group have investment power but generally do not have voting power, except with respect to shares purchased with each such individual's own contributions, which will be voted by the plan trustee in accordance with such individual's written instructions; and 5,000 shares held in escrow under the Corporation's Executive Long-Term Incentive Compensation and Stock Ownership Plan for Mr. Bianchi, 10,000 shares held in escrow under said Plan for Mr. Collins, 20,000 shares held in escrow under said Plan for Mr. J. B. Hess, 20,000 shares held in escrow under said Plan for Mr. Laidlaw, 25,000 shares held in escrow under said Plan for Mr. Press, 10,000 shares held in escrow under said Plan for Mr. Schreyer, and 124,000 shares held in escrow under said Plan for all executive officers and directors as a group, as to which these individuals and the group have voting power but not investment power. These amounts exclude shares of Common Stock underlying stock options awarded under the Incentive Plan, pursuant to Rule 13d-3(b)(1) under the Securities Exchange Act of 1934, as amended, because the holders of such options do not have the right to acquire beneficial ownership of such securities within 60 days of the date as of which information is provided.

     (b) Mr. Hadley holds these shares jointly with his wife and shares voting and investment power.

     (c) This figure includes 1,280,094 shares held by a family corporation, the preferred stock of which is held by a trust of which Mr. J. B. Hess is trustee and 33 1/3% of the common stock of which is owned by Mr. J. B. Hess. The preferred stock of such corporation has 99% of the total voting power of all classes of stock of such corporation. As trustee Mr.
        J. B. Hess has voting power and investment power with respect to such preferred stock. Mr. J. B. Hess' mother is the beneficiary of this trust and Mr. Leon Hess has a remainder interest therein. This figure also includes 65,063 shares held by a trust for the benefit of Mr. J. B. Hess and his children, of which Mr. J. B. Hess is trustee. This figure excludes 21,614 shares held by a trust of which Mr. J. B. Hess is the beneficiary.

     (d) This figure includes 175,218 shares held by five corporations (including that referred to in note (e) below) of which Mr. Leon Hess is an officer, director and owner of voting preferred stock having at least 80% of the total voting power of all classes of stock and 26,186 shares held by five trusts of which Mr. Leon Hess is trustee. It also includes 2,016,592 shares held by Hess Foundation, Inc. of which Mr. Leon Hess is an officer and a director. It excludes 107,286 shares held by Capitol Street Corporation, in which Mr. Hess indirectly owns an equity interest as described in "Compensation Committee Interlocks and Insider Participation" under "Executive Compensation and Other Information." Mr. Hess disclaims beneficial ownership of such shares. Mr. Leon Hess' address is in care of the Corporation, 1185 Avenue of the Americas, New York, New York 10036.

     (e) Mr. Laidlaw also owns the common stock of a corporation, the preferred stock of which is owned by Mr. Leon Hess, which owns 35,000 shares of Common Stock. The preferred stock has more than 92% of the total voting power of all classes of stock of this corporation.

     (f) This figure includes 65,194 shares held in trusts (including 21,614 shares held in the trust referred to in the last sentence of note (c) above) of which Mr. Oresman is a co-trustee and with respect to which he has shared voting and investment power.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Based on the recommendation of its Audit Committee, the Board of Directors has selected the firm of Ernst & Young as the independent auditors of the Corporation for the fiscal year ending December 31, 1996. Ernst & Young has acted for the Corporation in such capacity since November 1, 1971. The Board proposes that the stockholders ratify such selection at the Annual Meeting.

     If the stockholders do not ratify the selection of Ernst & Young, the selection of independent auditors will be reconsidered by the Board of Directors.

     Representatives of Ernst & Young are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

       PROPOSAL TO APPROVE THE ADOPTION OF 1995 LONG-TERM INCENTIVE PLAN

     After a review of the Corporation's compensation policies by an independent consultant and upon such consultant's recommendation, on December 6, 1995 the Board of Directors adopted the 1995 Long-Term Incentive Plan, and the Compensation Committee granted Awards to certain officers and other employees thereunder, all subject to the requisite approval of the Incentive Plan within one year by the Corporation's stockholders. If such approval is not obtained, the Incentive Plan and all Awards theretofore made thereunder will be void and of no force or effect.

     The Board of Directors recommends a vote FOR the proposal to approve the adoption of the Incentive Plan. Approval of the adoption of the Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions will be counted as present for purposes of this vote, and therefore will have the same effect as a vote against the Incentive Plan. Broker non-votes, if any, will not be counted as present and entitled to vote on this proposal.

DESCRIPTION OF THE INCENTIVE PLAN

     The following summary description of the Incentive Plan herein is qualified in its entirety by reference to the full text of the Incentive Plan attached as Appendix A to this Proxy Statement.

     Purpose. The purpose of the Incentive Plan is to promote the identity of interests between stockholders and employees of the Corporation by encouraging and creating appropriate levels of ownership of Common Stock of the Corporation by officers and other salaried employees. The Incentive Plan will provide meaningful long-term incentive opportunities for officers and other employees who are responsible for the success of the Corporation and its subsidiaries and who are in a position to make significant contributions toward its objectives. These incentives are particularly evident in the stock options granted to certain officers and other employees under the Incentive Plan in December 1995, two-thirds of which had exercise prices at premiums to the closing market price on the date of grant.

     Administration. The Incentive Plan will be administered by the Compensation Committee, or such other committee of the Board as may succeed to the functions and responsibilities of the Compensation Committee. The Compensation Committee may delegate to officers or managers of the Corporation or its subsidiaries the authority to perform administrative functions. The Compensation Committee has full and final authority to select and designate Incentive Plan participants, to determine the type, amount and conditions of awards to be granted under the Incentive Plan ("Awards"), and to make all determinations in connection therewith which may be necessary or advisable. Unless authority is specifically reserved to the Board under the terms of the Incentive Plan, or applicable law, the Compensation Committee will have sole discretion in exercising such authority under the Incentive Plan.

     Eligibility. Awards may be granted only to individuals who are officers or other salaried employees (including without limitation employees who are also directors) of the Corporation or its subsidiaries, as that term is defined in the Incentive Plan. No Award may be granted to any member of the Compensation Committee. Although the Incentive Plan does not further limit the number of eligible employees or further specify the basis for their participation, it is anticipated that the

Compensation Committee will make Awards principally to those employees who have made, and are expected to continue to make, significant contributions to the growth and profitability of the Corporation and whose service the Corporation wishes to retain. The approximate number of employees who are expected to be eligible is 175 and the number of employees to whom Awards were made in December 1995 is 112.

     Shares Subject to Awards. The shares subject to Awards will be shares of the Common Stock of the Corporation, $1.00 par value per share, and such other securities of the Corporation as may be substituted for the shares of Common Stock (the "Shares"). The total number of Shares reserved and available for Awards under the Incentive Plan is 4,500,000. The Compensation Committee has the authority to determine the number of and time at which the Shares shall be deemed to be subject to Awards and therefore counted against the number of the Shares reserved and available under the Incentive Plan. If any Shares to which an Award relates are forfeited or the Award is settled or terminates without a distribution of Shares, any Shares counted against the number of Shares available under the Incentive Plan with respect to such Award will, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Incentive Plan. The Incentive Plan also provides that the aggregate number of the Shares authorized under the Incentive Plan will be subject to appropriate adjustment in the event the Compensation Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent the dilution or enlargement of the rights of the participants under the Incentive Plan.

     Terms of Awards. Awards may be granted on the terms and conditions described in the Incentive Plan. In addition, the Compensation Committee may generally impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Incentive Plan, as the Compensation Committee determines, including without limitation the acceleration of vesting of any Awards or terms requiring forfeiture of Awards in the event of termination of employment by any awardee. Payment to be made by the Corporation or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Compensation Committee determines, including without limitation, cash, shares of Common Stock, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Generally, only services may be required as consideration for the grant of any Award. If the terms and conditions imposed by the Compensation Committee on any Award are not complied with or achieved by a participant such Award will, unless otherwise provided under the Incentive Plan or determined by the Compensation Committee in accordance with the Incentive Plan, be forfeited by the participant. Set forth below are the specific types of Awards authorized to be made by the Compensation Committee under the Incentive Plan:

     - Performance Awards. The Compensation Committee is authorized to grant performance awards conditioned upon the achievement of specified performance criteria. These Awards are intended to be "qualified performance-based compensation" within the meaning of section 162(m) of the Code and will be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of section 162(m) of the Code and the regulations thereunder. Until otherwise determined by the Compensation Committee, the performance goal will be the attainment of preestablished levels of any of net income, market price per share, return on equity, return on capital employed or cash flow. A performance award will be denominated in Shares and may be payable in cash, Shares, other Awards, or other property, and have such other terms as are determined by the Compensation Committee.

     - Dividend Equivalents. The Compensation Committee is authorized to grant dividend equivalents, representing an amount equal to the dividend regularly paid on a share of the Corporation's Common Stock. The Compensation Committee may provide that dividend equivalents will be paid or distributed when accrued or be reinvested in additional Shares or Awards, or otherwise reinvested.

     - Restricted Stock. The Compensation Committee is authorized to grant restricted stock, subject to such restrictions as the Compensation Committee may impose, including (but not limited to) restrictions on the right to vote or receive dividends on restricted stock. Generally, restricted stock must vest either (i) in full at the expiration of a period of not less than three years from the date of grant or (ii) proportionally over a vesting period of not less than three years from the date of grant, except that restricted stock may vest earlier in cases of death, disability or retirement, as the Compensation Committee shall determine, or on a Change of Control as provided in the Incentive Plan. The Compensation Committee is not permitted otherwise to accelerate the vesting of restricted stock. However, the Incentive Plan permits the Compensation Committee to award a limited number of Shares, discussed below, of special restricted stock without regard to these vesting requirements. Performance-based restricted stock will be forfeited unless preestablished performance criteria specified by the Compensation Committee are met during the applicable restriction period. Except as otherwise determined by the Compensation Committee, upon termination of employment (as determined by the Compensation Committee) during the applicable restriction period, restricted stock that is at that time subject to restrictions will be forfeited and returned to the Corporation. Unless otherwise determined by the Compensation Committee, cash dividends and other distributions made or paid with respect to the Shares underlying an Award of restricted stock or performance-based restricted stock will be held in escrow, and may (but need not) be reinvested as determined by the Compensation Committee and such dividends and other distributions will be paid to the participant, together with interest or other earnings thereon, if any, at the time the Shares are delivered to the participant.

     - Deferred Stock. The Compensation Committee is authorized to grant to participants deferred stock to be delivered upon expiration of the deferral period specified by the Compensation Committee. Deferred stock will be subject to such restrictions as the Committee may impose. Generally, deferred stock must vest in full at the end of a period of not less than three years from the date of grant, except that such deferred stock may vest earlier in cases of death, disability or retirement, as the Compensation Committee shall determine, or upon a Change of Control as provided in the Incentive Plan. The Compensation Committee is not permitted otherwise to accelerate the vesting of deferred stock. However, the Incentive Plan permits the Compensation Committee to award a limited number of Shares, discussed below, of special deferred stock without regard to these vesting requirements. Except as otherwise determined by the Compensation Committee, upon termination of employment (as determined by the Compensation Committee) during the applicable deferral period, all deferred stock that is at that time subject to deferral will be forfeited.

     - Non-qualified and Incentive Stock Options. The Compensation Committee is authorized to grant either non-qualified stock options or incentive stock options. The Compensation Committee will determine the exercise price per share purchasable under an option, which, except as may be otherwise required in connection with anti-dilution adjustments or the surrender and substitution of Awards as permitted under the Incentive Plan, shall not be less than the fair market value of a Share on the date of grant. The Compensation Committee is not otherwise permitted to reduce the exercise price of an outstanding option. The Compensation Committee will determine the time or times at which an option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, and the methods by which Shares will be delivered or deemed to be delivered to participants. Options will expire not later than ten years after the date of grant. Incentive stock options will comply in all respects with section 422 of the Code.

     - Stock Appreciation Rights. The Compensation Committee is authorized to grant stock appreciation rights that confer on the awardee to whom they are granted the right to receive, upon exercise thereof, for each share covered by such rights the excess of the fair market value of one

       Share on the date of exercise over the base price of the stock appreciation rights as determined by the Compensation Committee as of the date of grant, which base price, except as may be otherwise required in connection with anti-dilution adjustments or the surrender and substitution of Awards as permitted under the Incentive Plan, will not be less than the fair market value of a Share on the date of grant. The Compensation Committee is not otherwise permitted to reduce the base price of an outstanding stock appreciation right.

     - Other Stock-Based Awards. The Compensation Committee is authorized to grant to participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares.

     Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Incentive Plan may, in the discretion of the Compensation Committee, be granted either alone or in addition to or in tandem with any other Award granted under the Incentive Plan or any award granted under any other plan of the Corporation, any subsidiary, or any business entity to be acquired by the Corporation. Generally, Awards may not be granted in substitution for another Award under the Incentive Plan, or retroactively in tandem with another Award under the Incentive Plan at an exercise or base price lower than that of the previously granted Award. However, the Incentive Plan permits the Compensation Committee to grant a limited number, discussed below, of such substitute and retroactive tandem Awards, all subject to the terms of the Incentive Plan.

     Limitation on the Number of Awards. In addition to the aggregate limit on the number of Shares that may be made subject to Awards under the Incentive Plan, Awards are also subject to the following limitations:

     - Performance-Based Awards. The maximum number of shares underlying performance-based Awards in any year may not exceed, in the aggregate, 500,000 Shares. The maximum amount payable in respect of such Awards in any year may not exceed 1,000,000 Shares in the aggregate to all participants and 100,000 Shares in the case of any individual participant.

     - Stock Options and Stock Appreciation Rights. Awards of stock options and stock appreciation rights in any year, in the aggregate, may not exceed 1,000,000 underlying Shares. Each individual participant may not receive in any year Awards of options or stock appreciation rights exceeding 250,000 underlying Shares.

     - Restricted Stock. A maximum of 1,000,000 Shares in the aggregate may be made subject to grants of restricted stock under the Incentive Plan.

     - Certain Special Awards. A maximum of 225,000 Shares may be made subject to Awards of special restricted stock, special deferred stock, permitted substitute Awards and permitted retroactive tandem Awards, in the aggregate.

     Change of Control Provisions. The Incentive Plan provides for acceleration of vesting or exercisability of Awards upon the occurrence of a Change of Control. A Change of Control will generally be deemed to occur in the following circumstances:

     - the acquisition of 20% or more of the outstanding voting stock of the Corporation by any person or entity, other than acquisitions by Hess family members or Hess-related entities;

     - the persons serving as directors of the Corporation as of December 6, 1995, and those replacements or additions subsequently approved by a majority vote of the Board, ceasing to make up at least a majority of the Board;

     - approval by the stockholders of the Corporation of a merger, consolidation or reorganization in which the stockholders of the Corporation prior to the merger own 51% or less of the surviving corporation; or

     - approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation or sale of all or substantially all of the assets of the Corporation, other than to a corporation more than 51% of which is owned after such sale by stockholders of the Corporation prior to the sale.

     Upon acceleration of vesting or exercisability following a Change of Control, awards will generally be cashed out at a price per share equal to the highest price paid for a Share on the securities exchange in which the Corporation's shares are then primarily traded, or in a transaction in connection with such Change of Control, in the 60-day period preceding such Change of Control.

     Nontransferability. A participant's rights in any Award may not be pledged, encumbered or hypothecated to or in favor of any party (other than the Corporation or a Subsidiary), nor be subject to any liability of any participant to any party. Unless otherwise determined by the Compensation Committee, no Award subject to any restriction will be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution.

     Changes to the Incentive Plan and Awards. The Board may amend, suspend or terminate the Incentive Plan without the consent of stockholders or participants, except that any such amendment, suspension, or termination will be subject to the approval of the Corporation's stockholders within one year after such Board action if such stockholder approval is required by any applicable law, regulation or stock exchange rule, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable. The Compensation Committee may, unless expressly prohibited by the Incentive Plan, also waive any conditions or rights under, or amend, suspend, or terminate, any Award theretofore granted and any Award agreement relating thereto. However, without the consent of an affected participant, no such amendment, suspension, waiver, or termination of the Incentive Plan or any Award after the initial stockholder approval of the Incentive Plan may materially impair the rights of any participant under any Award theretofore granted to such participant.

     Federal Income Tax Consequences. The following is a brief and general summary of certain federal income tax consequences applicable to transactions under the Incentive Plan. Of course, the consequences of transactions depend on a variety of factors, including an employee's tax status.

     - Incentive Stock Options. An optionee will not realize any income upon the grant of an incentive stock option or, assuming requirements of the Incentive Plan and the Code are met, upon exercise thereof. If the Shares are disposed of by the optionee more than two years after the date of grant of the incentive stock option, and more than one year after such Shares are transferred to the optionee, any gain or loss realized upon such disposition will be a long-term capital gain or loss, and the Corporation (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. If the Shares are disposed of by the optionee within either such period in a taxable transaction, the excess, if any, of the amount realized (up to the fair market value of such shares on the exercise date) over the exercise price will be compensation taxable to the optionee as ordinary income, and the Corporation will generally be entitled to a deduction equal to the amount of ordinary income realized by the optionee. If the amount realized upon the disqualifying disposition exceeds the fair market value of the Shares on the exercise date, the excess will be a short-term capital gain. If the exercise price exceeds the amount realized upon such disqualifying disposition, the difference will be a short-term capital loss.

     - Non-Qualified Stock Options. Upon the grant of a non-qualified stock option, an optionee will not realize any income. Generally, at the time a non-qualified stock option is exercised, the optionee will realize compensation taxable as ordinary income, and the Corporation will generally be entitled to a deduction, in an amount equal to the difference between the fair market value on the exercise date of the Shares of Common Stock acquired pursuant to such exercise and the exercise price. Upon a subsequent disposition of the Shares, the optionee will realize either long-term or short-term capital gain or loss, depending upon the holding period of the Shares.

     - Stock Appreciation Rights. Upon the grant of a stock appreciation right, an optionee will not realize any income. Generally, at the time a stock appreciation right is exercised, an optionee will realize compensation taxable as ordinary income, and the Corporation will generally be entitled to a deduction, in an amount equal to any cash received (before applicable withholding) plus the fair market value on the exercise date of any Shares of Common Stock received.

     - Restricted and Deferred Stock. An employee will not realize any income upon the award of restricted stock or deferred stock. Generally, unless an employee has made an election under Section 83(b) of the Code, at the time the terms and conditions (if any) applicable to restricted stock or deferred stock are satisfied, an employee will realize compensation taxable as ordinary income, and the Corporation will generally be entitled to a deduction, equal to the then fair market value of the Shares received by the employee, together with accrued dividends, if any, and interest thereon, if any.

BENEFITS TO EXECUTIVE OFFICERS AND OTHER EMPLOYEES UNDER THE INCENTIVE PLAN

     The total amount of benefits or amounts to be received by executive officers and other employees under the Incentive Plan is not determinable at this time because the Compensation Committee has awarded only a portion of the Shares authorized for award under the Incentive Plan. As previously stated, the Compensation Committee made Awards, effective December 18, 1995, of non-qualified stock options and rights to receive restricted stock, all subject to requisite stockholder approval of the Incentive Plan at the Annual Meeting. The table below discloses the number of shares of Common Stock underlying these Awards and the dollar value thereof:

                        NEW PLAN BENEFITS (1995 AWARDS)

                         1995 LONG-TERM INCENTIVE PLAN

                                                                                          NUMBER OF
                                                                                          SHARES OF
                                                          DOLLAR VALUE*     NUMBER OF     RESTRICTED
                     NAME OR GROUP                             ($)           OPTIONS        STOCK
--------------------------------------------------------  -------------     ---------     ---------
John B. Hess, Chairman of the Board and Chief Executive
  Officer...............................................     2,054,250       149,000            --
Leon Hess, Chairman of the Executive Committee (Chief
  Executive Officer through May 3, 1995)................            --            --            --
W. S. H. Laidlaw, President and Chief Operating
  Officer...............................................     1,240,100        90,000            --
J. B. Collins, Executive Vice President.................       620,050        45,000            --
M. W. Press, Executive Vice President...................       620,050        45,000            --
J. Y. Schreyer, Executive Vice President................       620,050        45,000            --
All executive officers as a group.......................     7,281,760       456,000        20,000
All non-executive officer directors as a group..........            --            --            --
All non-executive officer employees as a group..........    14,816,175       416,000       182,500

---------------
* The dollar values of the stock options shown with respect to the named executive officers in the table above is the present value of such options on the date of grant, as shown under the Table "Option/SAR Grants in Last Fiscal Year" under "Elections of Directors -- Executive Compensation and Other Information," using the methodology and based on the assumptions stated in that table, and the dollar values of stock options with respect to all executive officers and all non-executive officer employees are calculated using the same methodology and assumptions. The dollar value with respect to shares of restricted stock shown in the table is calculated by multiplying the applicable number of shares by the closing market price per share of the Corporation's Common Stock on the date of grant.

     The closing market price of a share of the Corporation's Common Stock on March 18, 1996 was $54.75.

     Stock options awarded by the Compensation Committee effective December 18, 1995 become fully exercisable on December 18, 1996, except that options may become exercisable earlier in full in cases of death, disability, normal retirement or Change of Control (as described above), but in no event earlier than the date of stockholders' approval of the Incentive Plan. At the discretion of the Compensation Committee, upon early retirement of an awardee, options not then exercisable may become exercisable in proportion to the amount of time elapsed in the non-exercisability period to the early retirement date. Such options remain exercisable until December 18, 2005, except in cases of death, disability, retirement or other termination of employment, in which case options remain exercisable only for certain specified periods thereafter. Of the total options awarded to each optionee, one-third are exercisable at $49.75, the closing price of the Corporation's Common Stock on December 18, 1995, two-ninths are exercisable at $54.75, or 110% of such price, two-ninths are exercisable at $59.75, or 120% of such price, and two-ninths are exercisable at $64.75 or 130% of such price. If an awardee's employment terminates prior to such options becoming exercisable, such options will be forfeited.

     Shares of restricted stock, rights to which were awarded effective December 18, 1995, fully vest on December 18, 1998, except that such Shares are subject to earlier vesting in full in cases of death, disability, normal retirement or Change of Control (as described above), but in no event earlier than the date of stockholders' approval of the Incentive Plan. At the discretion of the Compensation Committee, upon early retirement, restricted stock may vest in proportion to the amount of time elapsed in the vesting period to the early retirement date. If the Incentive Plan is approved by stockholders, Shares of restricted stock will be issued and held in escrow by an escrow agent together with dividends thereon, if any, and interest earned on such dividends, if any. An awardee will have the right to vote Shares of restricted stock held in escrow. Upon vesting, Shares of restricted stock, together with any accumulated dividends and interest, if any, will be delivered to each awardee. If an awardee's employment terminates prior to vesting, Shares of restricted stock, and all accumulated dividends and interest relating thereto, will be forfeited.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to come before the meeting. Should any unanticipated business properly come before the meeting, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

     The cost of preparing and mailing this Proxy Statement and the accompanying proxy and the cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Corporation. Solicitation will be made by mail. Some personal solicitation may be made by directors, officers and employees without special compensation, other than reimbursement for expenses. In addition, D. F. King & Co. has been retained to aid in the solicitation. The fees of said organization for this solicitation are not expected to exceed $20,000, exclusive of expenses.

     Proposals which stockholders wish to include in the Corporation's proxy materials relating to the 1997 Annual Meeting of Stockholders must be received by the Corporation no later than November 28, 1996.

     It is important that proxies be returned promptly. Stockholders are urged to date and sign the enclosed proxy and return it promptly in the accompanying envelope.

                      By order of the Board of Directors,

                                          CARL T. TURSI
                                               Secretary
New York, New York
March 28, 1996

                                                                      APPENDIX A

                            AMERADA HESS CORPORATION

                         1995 LONG-TERM INCENTIVE PLAN

     SECTION 1. PURPOSE. The purpose of this Long-Term Incentive Plan (the "Plan") of Amerada Hess Corporation (together with any successor thereto, the "Corporation") is (a) to promote the identity of interests between shareholders and employees of the Corporation by encouraging and creating significant ownership of Common Stock of the Corporation by officers and other salaried employees of the Corporation and its subsidiaries; (b) to enable the Corporation to attract and retain qualified officers and employees who contribute to the Corporation's success by their ability, ingenuity and industry; and (c) to provide meaningful long-term incentive opportunities for officers and other employees who are responsible for the success of the Corporation and who are in a position to make significant contributions toward its objectives.

     SECTION 2. DEFINITIONS. In addition to the terms defined elsewhere in the Plan, the following shall be defined terms under the Plan:

     2.01. "Award" means any Performance Award, Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Dividend Equivalent, or Other Stock-Based Award, or any other right or interest relating to Shares or cash, granted to a Participant under the Plan.

     2.02. "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

     2.03. "Board" means the Board of Directors of the Corporation.

     2.04. "Change of Control" and related terms are defined in Section 9.

     2.05. "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

     2.06. "Committee" means the Compensation and Incentive Awards Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan, or any subcommittee of either; provided, however, that the Committee, and any subcommittee thereof, shall consist of three or more directors (or such lesser number as may be permitted by applicable law or rule), each of whom is a "disinterested person" within the meaning of the applicable provisions of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m)(3)(C) of the Code and Treasury Regulation Section 1.162-27(e)(3), as amended from time to time.

     2.07. "Corporation" is defined in Section 1.

     2.08. "Covered Employee" has the same meaning as set forth in section 162(m) of the Code, and successor provisions.

     2.09. "Deferred Stock" means a right, granted to a Participant under
Section 6.05, to receive Shares at the end of a specified deferral period.

     2.10. "Dividend Equivalent" means a right, granted to a Participant under
Section 6.03, to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares.

     2.11. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and any rules and regulations thereunder.

     2.12. "Fair Market Value" means, with respect to Shares, Awards, or other property, the fair market value of such Shares, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Shares as of any date shall be the closing sales price on that date of a Share as reported in the New York Stock Exchange Composite Transaction Report; provided, that if there were no sales on the valuation date but there were sales on dates within a reasonable period both before and after the valuation date, the Fair Market Value is the weighted average of the closing prices on the nearest date before and the nearest date after the valuation date. The average is to be weighted inversely by the respective numbers of trading days between the selling dates and the valuation date.

     2.13. "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

     2.14. "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

     2.15. "Option" means a right, granted to a Participant under Section 6.06, to purchase Shares, other Awards, or other property at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

     2.16. "Other Stock-Based Award" means a right, granted to a Participant under Section 6.08, that relates to or is valued by reference to Shares.

     2.17. "Participant" means a person who has been granted an Award under the Plan.

     2.18. "Performance Award" means a right, granted to a Participant under
Section 6.02, to receive cash, Shares, other Awards, or other property the payment of which is contingent upon achievement of performance goals specified by the Committee.

     2.19. "Performance-Based Restricted Stock" means Restricted Stock that is subject to a risk of forfeiture if specified performance criteria are not met within the restriction period.

     2.20. "Permitted Retroactive Tandem Award" means an Award retroactively granted in tandem with another Award theretofore granted under the Plan at an exercise price or base price less than that of such other previously granted Award as provided in Section 7.03, subject to the maximum Share limitation set forth in Section 7.02.4.

     2.21. "Permitted Substitute Award" means an Award granted in substitution for another Award theretofore granted under the Plan as provided in Section 7.03, subject to the maximum Share limitation set forth in Section 7.02.4.

     2.22. "Plan" is defined in Section 1.

     2.23. "Restricted Stock" means Shares granted to a Participant under
Section 6.04, that are subject to certain restrictions and to a risk of forfeiture.

     2.24. "Rule 16b-3" means Rule 16b-3, as from time to time amended and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     2.25. "Shares" means the Common Stock, $1.00 par value per share, of the Corporation and such other securities of the Corporation as may be substituted for Shares or such other securities pursuant to Section 10.

     2.26. "Special Deferred Stock" means Deferred Stock granted under Subsection 6.05(i)(b), subject to the maximum Share limitation set forth in
Section 7.02.4.

     2.27. "Special Restricted Stock" means Restricted Stock granted under Subsection 6.04(i)(b), subject to the maximum Share limitation set forth in
Section 7.02.4.

     2.28. "Stock Appreciation Right" means a right, granted to a Participant under Section 6.07, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise of the right, with payment to be made in cash, Shares, other Awards, or other property as specified in the Award or determined by the Committee.

     2.29. "Subsidiary" means any corporation (other than the Corporation) with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power for all classes of stock. In addition, any other related entity may be designated by the Board or the Committee as a Subsidiary, provided the Board or the Committee determines that the Corporation has a substantial ownership interest in such entity.

     2.30. "Year" means a calendar year.

     SECTION 3.  ADMINISTRATION.

     3.01. Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i) to select and designate Participants;

          (ii) to designate Subsidiaries;

          (iii) to determine the type or types of Awards to be granted to each Participant;

          (iv) to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waiver of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (v) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

          (vi) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or pursuant to an agreement between the Corporation and the Participant;

          (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (viii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

          (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     3.02. Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, or applicable law, the Committee shall have sole discretion in exercising such authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Corporation, Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Corporation or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan.

     3.03. Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Corporation acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination, or interpretation.

     SECTION 4. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 10, the total number of Shares reserved and available for Awards under the Plan shall be 4.5 million shares. For purposes of this Section 4, the number of and time at which Shares shall be deemed to be subject to Awards and therefore counted against the number of Shares reserved and available under the Plan shall be the earliest date at which the Committee can reasonably estimate the number of Shares to be distributed in settlement of an Award or with respect to which payments will be made; provided, however, that, subject to the requirements of Rule 16b-3, the Committee may adopt procedures for the counting of Shares relating to any Award for which the number of Shares to be distributed or with respect to which payment will be made cannot be fixed at the date of grant to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of Shares actually distributed or with respect to which payments are actually made differs from the number of Shares previously counted in connection with such Award.

     If any Shares to which an Award relates are forfeited or the Award is settled or terminates without a distribution of Shares (whether or not cash, other Awards, or other property is distributed with respect to such Award), any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Plan; provided, however, that such Shares shall be available for issuance only to the extent that the related award would be exempt under Rule 16b-3.

     SECTION 5. ELIGIBILITY. Awards may be granted only to individuals who are officers or other salaried employees (including employees who are also directors) of the Corporation or a Subsidiary; provided, however, that no Award shall be granted to any member of the Committee.

     SECTION 6.  SPECIFIC TERMS OF AWARDS.

     6.01. General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11.02), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation the acceleration of vesting of any Awards or terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as provided in Sections 7.03 or 7.04, only services may be required as consideration for the grant of any Award.

     6.02. Performance Awards. Subject to the provisions of Sections 7.01 and 7.02, the Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

          (i) Awards and Conditions. A Performance Award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee.

          (ii) Other Terms. A Performance Award shall be denominated in Shares and may be payable in cash, Shares, other Awards, or other property, and have such other terms as shall be determined by the Committee.

     6.03. Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or Awards, or otherwise reinvested.

     6.04. Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i) Issuance and Restrictions.

          (a) Restricted Stock (other than Special Restricted Stock) shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote such Restricted Stock or the right to receive dividends thereon), which restrictions shall lapse either: (x) in full with respect to all Shares underlying such Award of Restricted Stock at the expiration of a period not less than three years from the date of grant of such Award; or (y) proportionally in equal installments of the Shares underlying such Award of Restricted Stock over a period not less than three years from the date of grant of such Award, as the Committee shall determine, except that such restrictions may lapse earlier in the event of death, disability or retirement of an awardee, on such terms as the Committee shall determine, or in accordance with Section 9 hereof. The Committee shall not have the authority to otherwise accelerate the vesting of an Award of Restricted Stock under this Section 6.04(i)(a).

          (b) Special Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Special Restricted Stock or the right to receive dividends thereon) which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine.

          (ii) Forfeiture. Performance-Based Restricted Stock shall be forfeited unless preestablished performance criteria specified by the Committee are met during the applicable restriction period. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and returned to the Corporation; provided, however, that to the extent consistent with Section 6.04(i)(a) above, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case after the award has been made, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes.

          (iii) Certificates of Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Corporation or an escrow agent acting on behalf of the Corporation shall retain physical possession of the certificates, and the Participant shall deliver a stock power to the Corporation or such agent, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends. Unless otherwise determined by the Committee, cash dividends and other distributions made or paid with respect to the Shares underlying an Award of Restricted Stock or Performance-Based Restricted Stock shall be held in escrow, and may (but need not be) reinvested as determined by the Committee. Such dividends and other distributions shall be paid to the Participant, together with interest or other earnings thereon (if any), at the time the Shares are delivered to the Participant. Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend or other distribution, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock or Performance-Based Restricted Stock with respect to which such stock or other property has been distributed.

     6.05. Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, on the following terms and conditions:

          (i) Award and Restrictions.

          (a) Delivery of Shares will occur upon expiration of the deferral period specified for Deferred Stock (other than Special Deferred Stock) by the Committee (or, if permitted by the Committee, as elected by the awardee), which deferral period shall not expire earlier than three years after the date of grant of such Award of Deferred Stock, except that such deferral period may expire earlier in the event of death, disability or retirement of an awardee, on such terms as the Committee shall determine, or in accordance with Section 9 hereof. In addition, Deferred Stock shall be subject to such other restrictions as the Committee may impose, which other restrictions shall lapse at the expiration of such deferral period. The Committee shall not have the authority to otherwise accelerate the expiration of the deferral period for an Award of Deferred Stock under
     Section 6.05(i)(a).

          (b) Delivery of Shares will occur upon expiration of the deferral period specified for Special Deferred Stock by the Committee (or, if permitted by the Committee, by the awardee). In addition, Special Deferred Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee shall determine.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that to the extent consistent with Section 6.05(i)(a) above, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

     6.06. Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that, except as provided in Section 7.03 or Section 10, such exercise price shall be not less than the Fair Market Value of a Share on the date of grant of such Option (or such higher exercise price as may be required under Section 422 of the Code). On and after the date of grant of an Option hereunder, the Committee shall not have the authority to amend such Option to reduce the exercise price thereof, except as provided in Sections 7.03 or 10.

          (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards issued under other Corporation plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements), and the methods by which Shares will be delivered or deemed to be delivered to Participants. Options shall expire not later than ten years after the date of grant.

          (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no Incentive Stock Option shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. In the event a Participant voluntarily disqualifies an Option as an Incentive Stock Option, the Committee may, but shall not be obligated to, make such additional Awards or pay bonuses as the Committee shall deem appropriate to reflect the tax savings to the Corporation which result from such disqualification.

     6.07. Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

          (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, other than one related to an Incentive Stock Option, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise or the Change of Control Price as defined in
     Section 9.03) over (B) the base price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 7.03, shall be not less than the Fair Market Value of one Share on the date of grant. On and after the date of grant of a Stock Appreciation Right hereunder, the Committee shall not have the authority to reduce the base price of such Stock Appreciation Right, except as provided in Sections 7.03 or 10 hereof.

          (ii) Other Terms. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may be exercised only upon the occurrence of a Change of Control (as such term is defined in Section 9.02) or as otherwise defined by the Committee) may be granted under this Section 6.07. Stock Appreciation Rights shall expire not later than ten years after the date of grant.

     6.08. Other Stock-Based Awards. The Committee is authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards, which may include performance criteria. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6.08 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

     SECTION 7.  CERTAIN PROVISIONS APPLICABLE TO AWARDS.

     7.01. Performance-Based Awards. Performance Awards, Performance-Based Restricted Stock, and certain Other Stock-Based Awards subject to performance criteria are intended to be "qualified performance-based compensation" within the meaning of section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of section 162(m) and the regulations thereunder. Until otherwise determined by the Committee, the performance goal shall be the attainment of preestablished levels of net income, market price per share, return on equity, return on capital employed or cash flow.

     The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee.

     7.02. Maximum Awards. The maximum Share amounts in this Section 7.02 are subject to adjustment under Section 10 and are subject to the Plan maximum under
Section 4.

          7.02.1. Performance-Based Awards. All Participants in the aggregate may not receive in any Year Performance Awards, Performance-Based Restricted Stock and Other Stock-Based Awards subject to performance criteria exceeding, in the aggregate, 500,000 underlying Shares. The maximum amount payable in respect of such Awards in any Year may not exceed 1,000,000 Shares (or the then equivalent Fair Market Value thereof) in the aggregate to all Participants and 100,000 Shares (or the then equivalent Fair Market Value thereof) in the case of any individual Participant.

          7.02.2. Stock Options and SARS. All Participants in the aggregate may not receive in any Year Awards of Options and Stock Appreciation Rights, in the aggregate, exceeding 1,000,000 underlying Shares. Each individual Participant may not receive in any Year Awards of Options or Stock Appreciation Rights exceeding 250,000 Shares.

          7.02.3. Restricted Stock. A maximum of 1,000,000 Shares may be made subject to Awards of Restricted Stock in the aggregate under the Plan.

          7.02.4. Special Restricted Stock, Special Deferred Stock, Permitted Substitute Awards and Permitted Retroactive Tandem Awards. A maximum of 225,000 Shares may be made subject to Awards of Special Restricted Stock, Special Deferred Stock, Permitted Substitute Awards and Permitted Retroactive Tandem Awards, in the aggregate, under the Plan.

     7.03. Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award granted under the Plan or any award granted under any other plan of the Corporation, any Subsidiary, or any business entity to be acquired by the Corporation or a Subsidiary, or any other right of a Participant to receive payment from the Corporation or any Subsidiary. No Award may be granted in substitution for any other Award theretofore granted under the Plan, other than Permitted Substitute Awards, and no Award may be retroactively granted in tandem with any other Award theretofore granted under the Plan at an exercise or base price less than that of such other previously granted Award, other than Permitted Retroactive Tandem Awards. If a Permitted Substitute Award is granted, the Committee shall require the surrender of the other Award or award for which the Permitted Substitute Award is substituted in consideration for the grant of the Permitted Substitute Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards, except as otherwise provided above with respect to certain retroactive tandem Awards. The per Share exercise price of any Option, base price of any Stock Appreciation Right, or purchase price of any other Award conferring a right to purchase Shares:

          (i) which is a Permitted Substitute Award shall be not less than the lesser of the Fair Market Value of a Share at the date such Permitted Substitute Award is granted or such Fair Market Value at that date reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the Permitted Substitute Award; or

          (ii) which is a Permitted Retroactive Tandem Award shall be not less than the lesser of the Fair Market Value of a Share at the date of grant of the later Award or at the date of grant of the earlier Award or award.

     7.04. Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, other Awards (subject to Section 7.03), or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

     7.05. Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or a Stock Appreciation Right granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be required under Section 422 of the Code).

     7.06. Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Corporation or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.

     7.07. Loan Provisions. With the consent of the Committee, and subject to compliance with applicable laws and regulations, the Corporation may make, guarantee, or arrange for, a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven. Nothing in this Section shall be construed as implying that the Committee shall or will offer such loans.

     SECTION 8.  GENERAL RESTRICTIONS APPLICABLE TO AWARDS.

     8.01. Restrictions Under Rule 16b-3.

          8.01.1. Six-Month Holding Period. Unless a Participant could otherwise transfer an equity security, derivative security, or Shares issued upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) an equity security issued under the Plan, other than an equity security issued upon exercise or conversion of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition;
     (ii) with respect to a derivative security issued under the Plan, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; and (iii) any Award in the nature of a Stock Appreciation Right must be held for six months from the date of grant to the date of cash settlement.

          8.01.2. Nontransferability. Awards which constitute derivative securities (including any option, stock appreciation right, or similar right) shall not be transferable by a Participant except by will or the laws of descent and distribution (except pursuant to a beneficiary designation authorized under Section 8.02) or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and, in the case of an Incentive Stock Option or, if then required by Rule 16b-3, any other derivative security granted under the Plan, shall be exercisable during the lifetime of a Participant only by such Participant or his legal representative.

          8.01.3. Compliance with Rule 16b-3. It is the intent of the Corporation that this Plan comply in all respects with Rule 16b-3 in connection with any Award granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

     8.02. Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any party (other than the Corporation or a Subsidiary), or shall be subject to any lien, obligation, or liability of such Participant to any party (other than the Corporation or a Subsidiary). Unless otherwise determined by the Committee (subject to the requirements of Section 8.01.2), no Award subject to any restriction shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution (except to the Corporation under the terms of the Plan); provided, however, that a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution, with respect to any Award, upon the death of the Participant. A beneficiary, guardian, legal representative, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant or Agreement applicable to such, except to the extent the Plan and such Award Agreement or agreement otherwise provide with respect to such persons, and to any additional restrictions deemed necessary or appropriate by the Committee.

     8.03. Registration and Listing Compliance. The Corporation shall not be obligated to deliver any Award or distribute any Shares with respect to any Award in a transaction subject to regulatory approval, registration, or any other applicable requirement of federal or state law, or subject to a listing requirement under any listing or similar agreement between the Corporation and any national securities exchange, until such laws, regulations, and contractual obligations of the Corporation have been complied with in full, although the Corporation shall be obligated to use its best efforts to obtain any such approval and comply with such requirements as promptly as practicable.

     8.04. Share Certificates. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop-transfer order and other restrictions as the Committee may deem advisable under applicable federal or state laws, rules and regulations thereunder, and the rules of any national securities exchange on which Shares are listed. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to Shares, including under the terms of the Plan or any Award Agreement. In addition, during any period in which Awards or Shares are subject to restrictions under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other person as the Committee may designate.

     SECTION 9. CHANGE OF CONTROL PROVISIONS. Notwithstanding any other provision of the Plan, the following acceleration and valuation provisions shall apply in the event of a "Change of Control" as defined in this Section 9.

     9.01. Acceleration and Cash-Out Rights. In the event of a "Change of Control," as defined in Section 9.02, automatically in the case of all
Participants:

          (i) The performance criteria of all Performance Awards, Performance-Based Restricted Stock, and Other Stock-Based Awards shall be deemed fully achieved and all such Awards shall be fully earned and vested, subject only to the restrictions on dispositions of equity securities set forth in Section 8.01.1 and legal restrictions on the issuance of Shares set forth in Sections 8.03 and 8.04;

          (ii) Any Option, Stock Appreciation Right, and other Award in the nature of a right that may be exercised which was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions on disposition of equity securities set forth in
     Section 8.01.1 and legal restrictions on the issuance of Shares set forth in Sections 8.03 and 8.04;

          (iii) The restrictions, deferral limitations, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, subject only to the restrictions on dispositions of equity securities set forth in Section
     8.01.1 and legal restrictions on the issuance of Shares set forth in Sections 8.03 and 8.04;

          (iv) All outstanding Awards shall be cancelled and a Participant holding any such Award shall be paid in cash therefor on the basis of the "Change of Control Price" (as defined in Section 9.03) as of the date that the Change of Control occurs, or such other date as the Committee may determine prior to the Change of Control; provided, however, that this
     Section 9.01 (iv) shall not apply in the case of any Award if (a) the cancellation of and payment for such Award would cause the Participant to incur actual short-swing profits liability under Section 16(b) of the Exchange Act or (b) initial shareholder approval of the Plan has not been obtained; and

          (v) To the extent Section 9.01(iv) of this Section 9 does not apply and at any time after the Change of Control the Shares are no longer readily tradeable on an established exchange, a Participant shall, as of the date on which the Change of Control occurs, be entitled to receive consistent with Rule 16b-3, and the Corporation shall use its best efforts to compel and obligate the surviving or resulting corporation in the Change of Control and/or the other party to the agreement or transaction resulting in the Change of Control to grant to the Participant, substitute Options, Stock Appreciation Rights and/or Restricted Stock, as the case may be, in respect of the shares of common stock or other capital stock of such surviving or resulting corporation, or such other party involved in the Change of Control, on such terms and conditions, as to the number of shares, pricing, vesting, exercisability and otherwise, which shall substantially preserve the value, rights and benefits of any affected Options, Stock Appreciation Rights and/or Restricted Stock, as the case may be, previously granted hereunder.

     9.02. Change of Control. For purposes of Section 9.01, a "Change of Control" shall mean:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
     Act) of 20% or more of either the then (i) outstanding shares of Common Stock of the Corporation (the "Outstanding Corporation Common Stock") or
     (ii) combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities") provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition by the Corporation or any of its subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its subsidiaries, (iii) any acquisition by any corporation with respect to which, following such acquisition, more than 51% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Corporation Common Stock and Outstanding Voting Securities, as the case may be, or (iv) any acquisition by one or more Hess Entity (for this purpose a "Hess Entity" means (A) Mr. Leon Hess or any of his children, (B) any spouse of any person described in Section 9.02(a)(iv)(A) above, (C) any affiliate (as such term is defined in Rule 12b-2 under the Exchange Act) of any person described in Section 9.02(a)(iv)(A) above, (D) the Hess Foundation Inc., or (E) any persons comprising a group controlled (as such term is defined in such Rule 12b-2) by one or more of the foregoing persons or entities described in this
     Section 9.02 (a)(iv)); or

          (b) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation to which Rule 14a-11 of Regulation 14A promulgated under the Exchange Act applies or other actual threatened solicitation of proxies or consents; or

          (c) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 51% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Voting Securities, as the case may be; or

          (d) Approval by the shareholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, more than 51% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Voting Securities, as the case may be. The term "the sale or other disposition of all or substantially all of the assets of the Corporation" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Corporation or of any direct or indirect subsidiary of the Corporation (including the stock of any direct or indirect subsidiary of the Corporation) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Corporation (as hereinafter defined). The "fair market value of the Corporation" shall be the aggregate market value of the then Outstanding Corporation Common Stock (on a fully diluted basis) plus the aggregate market value of the Corporation's other outstanding equity securities. The aggregate market value of the shares of Outstanding Corporation Common Stock shall be determined by multiplying the number of shares of such Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of Outstanding Corporation Common Stock for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Corporation shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Outstanding Corporation Common Stock or by such other method as the Board shall determine is appropriate.

     9.03. Change of Control Price. For purposes of this Section 9, "Change of Control Price" means the highest price per share paid in any transaction reported on the securities exchange or trading system on which the Shares are then primarily listed or traded, or paid or offered in any transaction related to a Change of Control of the Corporation at any time during the preceding 60-day period as determined by the Committee, except that in the case of Incentive Stock Options and Stock Appreciation Rights relating thereto, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such Awards.

     SECTION 10. ADJUSTMENT PROVISIONS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards, and (iii) the exercise price, base price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

     SECTION 11.  CHANGES TO THE PLAN AND AWARDS.

     11.01. Changes to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Corporation's shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares may be listed in order to maintain compliance therewith, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan after initial shareholder approval of the Plan may materially impair the rights of such Participant under any Award theretofore granted to him.

     11.02. Changes to Awards. The Committee may, unless otherwise expressly prohibited by the Plan, waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award after initial shareholder approval of the Plan may materially impair the rights of such Participant under such Award.

     SECTION 12.  GENERAL PROVISIONS.

     12.01. No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees.

     12.02. No Shareholder Rights. No Award shall confer on any Participant any of the rights of a shareholder of the Corporation unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award.

     12.03. Tax Withholding. To the extent and in the manner permitted by applicable law, the Corporation or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts or withholding and other taxes due with respect thereto, its exercise, or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax liabilities relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of the Participant's tax obligations.

     12.04. No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any employee any right to continue in the employment of the Corporation or any Subsidiary or to interfere in any way with the right of the Corporation or any Subsidiary to terminate such employment at any time or increase or decrease such employee's compensation from the rate in existence at the time of granting of an Award.

     12.05. Unfunded Status of Awards. The Plan is intended to constitute an unfunded incentive and deferred compensation plan for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant pursuant to an Award the Plan constitutes a mere promise to make the benefit payments provided for herein, and nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any award, which trusts or other arrangements shall be consistent with the unfunded status of the Plan.

     12.06. Other Compensatory Arrangements. The Corporation or any Subsidiary shall be permitted to adopt other or additional compensation arrangements (which may include arrangements which relate to Awards), and such arrangements may be either generally applicable or applicable only in specific cases.

     12.07. Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determined whether cash, other Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     12.08. Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     SECTION 13. EFFECTIVE DATE. The Plan shall become effective December 6, 1995, subject to approval of the Plan within one year after such date by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote (and the affirmative vote of a majority of the Shares voting) at a meeting of the Corporation's shareholders, or any adjournment thereof. If such approval is not obtained, the Plan and all Awards theretofore made thereunder shall be void ab initio and of no force or effect.

                                                                Please mark
                                                                 your votes  /X/
                                                                 like this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

1. Election of the following nominees as Directors for three-year term expiring in 1999:
       B.T. Deverin, E.E. Holiday, W.S.H. Laidlaw,
       R.B. Oresman, R.B. Sellars, R.F. Wright

               FOR                             WITHHOLD AUTHORITY
          all nominees                      to vote for all nominees

               / /                                    / /

                         WITHHOLD FOR THE FOLLOWING ONLY
             (Write the name of the nominee(s) in the space below)

             _____________________________________________________


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2

2. Ratification of the selection of Ernst & Young LLP as independent auditors for fiscal year ending December 31, 1996.

            FOR                 AGAINST                 ABSTAIN

            / /                   / /                     / /


FOR PROPOSAL 3

3.  Approval of the adoption of 1995 Long-Term Incentive Plan.

            FOR                 AGAINST                 ABSTAIN

            / /                   / /                     / /

Signature(s)______________________________________         Date________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

PROXY

                            AMERADA HESS CORPORATION

                      PROXY SOLICITED BY BOARD OF DIRECTORS
                 FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 1, 1996

   The undersigned appoints JOHN B. HESS, W.S.H. LAIDLAW and LEON HESS, or any of them, proxies, each with power of substitution, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Amerada Hess Corporation to be held at its offices, 1 Hess Plaza, Route 9, Woodbridge, New Jersey, on May 1, 1996, at 2:00 p.m., local time, and all adjournments thereof, as directed on the reverse side of this card and, in their discretion, upon any other matters which may properly come before the Meeting or any adjournment thereof.

   The undersigned hereby revokes any proxy heretofore given to vote said shares, and hereby ratifies all that said proxies may do at the Meeting or at any adjournment thereof.

   PLEASE INDICATE ON THE REVERSE SIDE OF THIS CARD HOW YOUR STOCK IS TO BE
VOTED.

   IF NOT OTHERWISE SPECIFIED, SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3 ON THE REVERSE SIDE OF THIS CARD.

   Receipt of Notice of the Meeting and of the Proxy Statement is hereby acknowledged.

                 (Continued and to be signed on the other side)


-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                                Please mark
                                                                 your votes  /X/
                                                                 like this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.
1. Election of the following nominees as Directors for three-year term expiring in 1999:
     B.T. Deverin, E.E. Holiday, W.S.H. Laidlaw,
     R.B. Oresman, R.B. Sellars, R.F. Wright

                      FOR                       WITHHOLD AUTHORITY
                 all nominees                to vote for all nominees

                      / /                              / /


                         WITHHOLD FOR THE FOLLOWING ONLY
              (Write the name of the nominee(s) in the space below)

       _________________________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2
2. Ratification of the selection of Ernst & Young LLP as independent auditors for fiscal year ending December 31, 1996.

                FOR              AGAINST               ABSTAIN
                / /                / /                   / /


FOR PROPOSAL 3
3.  Approval of the adoption of 1995 Long-Term Incentive Plan.

                FOR              AGAINST               ABSTAIN
                / /                / /                   / /



Signature(s)______________________________________________ Date________________
NOTE: Please sign as name appears hereon. Return in the enclosed envelope not later than April 25, 1996.


-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                        CONFIDENTIAL VOTING INSTRUCTIONS

                            AMERADA HESS CORPORATION
                     EMPLOYEES' SAVINGS AND STOCK BONUS PLAN

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                    OF AMERADA HESS CORPORATION, MAY 1, 1996

   NOTE: Members of the Amerada Hess Corporation Employees' Savings and Stock
         Bonus Plan (the "Plan") may instruct the Plan Trustee how to vote the shares credited to their Plan accounts that were purchased with employee contributions and with cash dividends on those shares. (This does not apply to shares derived from employer matching contributions.)

   To:   CHEMICAL BANK, as Trustee of the Plan

   The undersigned instructs the Trustee to vote all full and fractional shares credited to his or her account in the Amerada Hess Corporation Common Stock Fund in the Plan at the Annual Meeting of Stockholders of Amerada Hess Corporation to be held at its offices, 1 Hess Plaza, Route 9, Woodbridge, New Jersey, on May 1, 1996, at 2:00 p.m., local time, and all adjournments thereof, as directed on the reverse side of this card.

   PLEASE INDICATE ON THE REVERSE SIDE OF THIS CARD HOW YOUR STOCK IS TO BE
VOTED.

   Receipt of Notice of the Meeting and of the Proxy Statement is hereby acknowledged.

                 (Continued and to be signed on the other side)



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